SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             ----------------------



       Date of Report (Date of earliest event reported): SEPTEMBER 20, 1999
                                                         ------------------



                          Anything Internet Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)



          COLORADO                 000-29994             84-1425882
         ----------------------  -------------  ----------------------------
(State of incorporation or        (Commission         (I.R.S. Employer
        organization)             File Number)      Identification Number)



            3020 North El Paso, Ste. 103, Colorado Springs, CO  80907
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (719) 227-1903
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
ITEM  5.  OTHER  EVENTS.
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On  September  20,  1999,  the  Registrant publicly disseminated a press release announcing a dividend of Rights. The dividend record date is September 29, 1999 and the payable date is November 15, 1999. Shareholders on the record date will receive one Right for every 30 shares of the Registrant's common stock owned.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.
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(c)       Exhibit.

99.1      The  Registrant's  Press  Release  dated  September  20,  1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ANYTHING  INTERNET  CORPORATION
                                       -----------------------------
                                       (Registrant)



Date:  September  23,  1999            /s/  J.  Scott  Sitra
                                       ---------------------
                                       J.  Scott  Sitra
                                       President  and  Chief  Executive  Officer

                                  EXHIBIT INDEX
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
Exhibit  Sequential
Number   Description                           Page Number
-------  ------------------------------------  -----------
   99.1  The Registrant's Press Release                  3
         dated September 20, 1999